Filed Pursuant to Rule 497(d)



                        INVESCO UNIT TRUSTS, SERIES 1944

                    Multi-Asset High Income Portfolio 2019-1

                          Supplement to the Prospectus

As a result of a previously announced reorganization, Antero Midstream GP LP has been renamed Antero Midstream Corp. ("AM").

Notwithstanding anything to the contrary in the Prospectus, the Portfolio now holds, and will continue to purchase, shares of AM.


Supplement Dated: March 13, 2019